UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2008

BBM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Utah	333-88480	#04-3648721
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Brickyard Road, Suite 590, Salt Lake City, Utah	84106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 433 2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 13, 2008, BBM Holdings, Inc. (“BBM”) made an offer to acquire YM BioSciences Inc. (“YMI”) by a letter to the attention of Dr. David Allan, Chairman and Chief Executive Officer and YMI’s Board of Directors.The complete text of the letter is attached as Exhibit 99.1. A press release relating to BBM's offer to acquire YMI is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Letter to YM BioSciences Inc., dated November 13, 2008
99.2	Press Release, dated November 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBM HOLDINGS, INC.

Dated: November 13, 2008	By:	/s/ Andrew Limpert
Andrew Limpert, President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to YM BioSciences Inc., dated November 13, 2008
99.2	Press Release, dated November 13, 2008